SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2006


                              PREFERRED VOICE, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        033-92854                    75-2440201
  (State of                    (Commission File               (IRS Employer
incorporation)                      Number)               Identification Number)

                        6500 Greenville Avenue, Suite 570
                               Dallas, Texas 75206
                    (Address of principal executive offices)


Registrant's telephone number, including area code:    (214) 265-9580

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 of the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01. Other Events

      Preferred Voice, Inc. has issued the press release attached as Exhibit
99.01 which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) No financial statements are required to be filed as part of this report.

(b) No pro forma financial information is required to be filed as part of this report.

(c) The following exhibit is filed as part of this report:

      99.1 - Press Release dated January 25, 2006.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PREFERRED VOICE, INC.


Date: January 25, 2006                      By: /s/  Mary Merritt
                                                -------------------------------
                                                Chief Executive Officer
















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